Additional Cash Flow Information - Summary of Net Change in Non-cash Operating Working Capital (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Information About Additional Cash Flow Information [Abstract]
Trade and other receivables	$ (59,105)	$ (101,664)
Inventoried supplies	(1,498)	(1,233)
Prepaid expenses	9,924	(9,455)
Trade and other payables	(96,774)	154,292
Increase (decrease) in working capital	$ (147,453)	$ 41,940